UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:         (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2013 through June 30, 2013

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GPM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gpm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

June 30, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2013.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2013, the Fund provided a total return based on market price of 13.55% and a total return based on NAV of 4.98%. On June 30, 2013, the Fund’s last closing market price of $8.83 per share represented a discount of 0.79% to its NAV of $8.90 per share. On December 31, 2012, the Fund’s last closing market price of $8.20 per share represented a discount of 8.17% to its NAV of $8.93 per share. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and at any given time it may be higher or lower than the Fund’s NAV.

The Fund has paid a distribution of $0.24 each quarter since June 2009. The most recent distribution represents an annualized distribution rate of 10.87% based on the Fund’s closing market price of $8.83 as of June 30, 2013.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets, currently through a portfolio of exchange-traded funds (“ETFs”), and utilizing a covered call strategy which follows GPIM’s proprietary dynamic rules-based methodology pursuant to which the Fund sells (writes) covered call options on all or a portion of the securities held in the Fund’s portfolio. The Fund seeks to generate income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.

In connection with the implementation of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and to seek to provide superior risk-adjusted returns. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by GFIA and GPIM. The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940 (the “1940 Act”), as amended. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. As of June 30, 2013, the amount of leverage was approximately 29.5% of the Fund’s total assets.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 21 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 3

DEAR SHAREHOLDER continued	June 30, 2013

To learn more about the Fund’s performance and investment strategy for the six months ended June 30, 2013, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Income Fund

July 31, 2013

4 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS	June 30, 2013

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director; and Jamal Pesaran, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the semiannual period ended June 30, 2013.

Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.

The Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM pursuant to which the Fund sells (writes) covered call options on all or a portion of the securities held in the Fund’s portfolio. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds or other investment funds or instruments, the Fund’s portfolio may comprise fewer holdings. At present, the Fund obtains exposure to equity markets by investing primarily in a portfolio of exchange-traded funds.

The Fund seeks to generate income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options. The Fund has the ability to write call options on indices and/or securities, which will typically be at or out of the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option. To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks.

As part of GPIM’s strategy, the Fund is currently using financial leverage. The goal of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and to seek to provide superior risk-adjusted returns. The Fund may utilize financial leverage up to the limits imposed by the 1940 Act. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by Guggenheim Funds Investment Advisers, LLC (“GFIA”) and GPIM. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during the six months ended June 30, 2013.

Monetary accommodation from the world’s central banks and continued improvement in the U.S. housing and labor markets benefited the overall U.S. economy for the six months ended June 30, 2013. However, speculation about the end of quantitative easing in May and June, along with growing fundamental risk in Japan and China, led to a selloff in fixed income and equity markets. For most of the period, equity markets were strong and abundant liquidity and steady quantitative easing had produced a benign credit environment with low default rates.

Housing was the primary locomotive of U.S. economic growth in the period. Housing-related activity, including private residential investment, personal expenditures on household durable goods and utilities, as well as the wealth effect on consumption from home price appreciation, has contributed positively to GDP since 1Q2011. However, housing’s contribution remains dependent on the maintenance of extremely low mortgage rates, which have recently begun moving higher.

Overshadowing solid job gains in the period was slow improvement in the unemployment rate. The participation rate has been relatively flat over the past six months, and in general, has been declining. A bright spot has been the private sector, where the U.S. economy is currently adding jobs at a rate that is over 20% higher than that of the prior expansion.

A number of global central banks implemented interest rate cuts during the period, owing to sluggish global economic growth and continuing weakness in commodity prices. The world is still in a deflationary environment, which has given policymakers a great deal of leeway to extend and expand accommodative monetary policies aimed at stimulating output.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 5

QUESTIONS & ANSWERS continued	June 30, 2013

The rise in volatility late in the period was in large part a result of shifting market sentiment, but, fundamentally, economic growth in the U.S. has not changed materially. With ongoing weakness in growth and inflation, global central banks are expected to maintain accommodative policies for the foreseeable future.

For the six-month period ended June 30, 2013, the return of the Standard & Poor’s 500 Index (the “S&P 500”) was 13.82%, and in mid-May reached an all-time high. The Chicago Board Options Exchange Market Volatility Index (the “VIX”) was down by 6.44% for the period. The VIX is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices. Remaining at multi-year lows, it touched its low of the period in March before spiking to a period high in June, when markets became unsettled.

How did the Fund perform for the six months ended June 30, 2013?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2013, the Fund provided a total return based on market price of 13.55% and a total return net of fees based on NAV of 4.98%. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

In comparison, the return of the S&P 500 was 13.82% for the six months ended June 30, 2013, and the return of CBOE S&P 500 BuyWrite Index (“BXM”), the covered call benchmark, was 4.87%. The BXM is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

In contrast to NAV performance, market price performance was similar to that of the S&P 500 Index, reflecting the significant narrowing of the discount over the period. On June 30, 2013, the Fund’s market price of $8.83 per share represented a discount of 0.79% to its NAV of $8.90 per share. On December 31, 2012, the Fund’s last closing market price of $8.20 per share represented a discount of 8.17% to its NAV of $8.93 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

GPIM believes the narrowing of the discount over the first half of 2013 may reflect investors’ improving understanding of the Fund’s investment strategy, pursuant to which the Fund targets long-term returns and risks similar to the S&P 500, while seeking higher income. For this purpose, risk is generally measured by the standard deviation of returns, which was 11.2% for the Fund during the period, compared with 12.3% for the S&P 500.

The Fund has paid a distribution of $0.24 each quarter since June 2009. The most recent dividend represents an annualized distribution rate of 10.87% based on the Fund’s closing market price of $8.83 as of June 30, 2013.

What decisions had the greatest effect on the Fund’s performance?

The Fund had a challenging first half of 2013. The period was highlighted by low implied volatility, as reflected by the VIX, and some sharp up-and-down moves in the broad equity market. For example, as of the end of the options expiration in May and June, the returns of the S&P 500 were up 7.2% and then down 4.5%, respectively.

Despite these large realized moves, implied volatility drifted lower over the period with the premium from writing call options dropping over the period. This combination of large realized price movements with low call option premiums are a challenge for the Fund’s investment strategy. The Fund’s investment strategy typically benefits from choppy, range-bound markets where uncertainty is present, causing call option premiums to rise.

The Fund was ahead of its levered benchmark for most of the period, but lost ground in the big market moves of May and June, mostly due to the impact of adding or reducing leverage in the Fund. Leverage was higher at the end of June 2013 compared with December 2012 (29.5% of the Fund’s total assets on June 30, 2013, compared with 27% on December 31, 2012).

To reduce the risk of leverage within the strategy, GPIM aims to reduce leverage in strong up markets (accompanied by low implied volatility) or when the market is near its highs of the period, and may add leverage when the market is at period lows or selling off. Leverage decisions challenged the Fund in May and June, as the market continued to go higher after leverage was reduced in May, restraining performance of the Fund, and in June as leverage was added as the market moved lower, the subsequent move lower in the market hurt performance.

What else should shareholders know about the Fund?

The current market environment is one of low implied volatility and large market moves, and the Fund’s investment team is focused on having leverage contribute to, not detract from, performance. Thus, it dynamically moves its leverage amount in anticipation of times when the market appears oversold or overbought.

The Fund had a challenging half when compared with performance of an allocation to the S&P 500 Index. However, the Fund focuses on seeking to smooth the experience of an equity allocation by seeking to contribute positive dividend yields in flat and down markets as opposed to only delivering returns in up markets.

6 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	June 30, 2013

Although NAV return clearly trailed the S&P 500 Index, it rivaled that of the covered call benchmark, the CBOE S&P 500 BuyWrite Index. The market price return for the period was similar to the return of the S&P 500 Index and may reflect growing interest in the Fund and how the strategy is being implemented. Some of this performance was related to the narrowing of the discount during the period, and investors need to recognize that the relationship between market price and NAV varies, and discounts can widen as well as narrow. GPIM believes the Fund is well-positioned to deliver over time total return similar to the S&P 500 with similar risk and greater income.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 7

FUND SUMMARY (Unaudited)	June 30, 2013

Fund Statistics
Share Price		$8.83
Common Share Net Asset Value		$8.90
Premium/(Discount) to NAV		-0.79%
Net Assets ($000)		$169,562

Total Returns(1)
(Inception 8/25/05)	Market	NAV
Six Months	13.55%	4.98%
One Year	7.28%	5.66%
Three Year - average annual	17.98%	14.23%
Five Year - average annual	4.03%	0.36%
Since Inception - average annual	0.58%	0.39%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, and interest expense. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Long-Term
Long-Term Holdings	Investments
SPDR S&P 500 ETF Trust	60.2%
PowerShares QQQ Trust, Series 1	25.1%
Technology Select Sector SPDR	5.0%
Financial Select Sector SPDR	2.5%
Energy Select Sector SPDR	2.5%
Materials Select Sector SPDR	2.4%
ProShares Ultra S&P500	1.3%
ProShares Ultra QQQ	1.0%

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

(1) Performance prior to June 22, 2010, under the name Old/Mutual Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.

% of Net
Fund Breakdown	Assets
Total Investments	143.6%
Total Value of Options Written	-2.0%
Other Assets in excess of Liabilities	0.3%
Borrowings	-41.9%
Total Net Assets	100.0%

8 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	June 30, 2013

Number
of Shares	Description			Value
	Long-Term Investments – 143.6%
	Exchange Traded Funds(a) – 143.6%
77,600	Energy Select Sector SPDR			$6,080,736
317,300	Financial Select Sector SPDR			6,184,177
155,100	Materials Select Sector SPDR			5,946,534
856,700	PowerShares QQQ Trust, Series 1			61,005,607
38,800	ProShares Ultra QQQ			2,532,088
40,500	ProShares Ultra S&P500			3,095,820
916,100	SPDR S&P 500 ETF Trust			146,585,161
394,500	Technology Select Sector SPDR			12,067,755
	(Cost $240,158,155)			243,497,878
	Total Investments – 143.6%
	(Cost $240,158,155)			243,497,878
	Other Assets in excess of Liabilities – 0.3%			433,823
	Total Value of Options Written – (2.0%) (Premiums received $3,156,094)			(3,369,465)
	Borrowings – (41.9% of Net Assets or 29.2% of Total Investments)			(71,000,000)
	Net Assets – 100.0%			$169,562,236
Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written	Month	Price	Value
	Call Options Written(b) – (2.0%)
776	Energy Select Sector SPDR	July 2013	$79.00	$(76,824)
3,173	Financial Select Sector SPDR	July 2013	19.00	(201,486)
1,551	Materials Select Sector SPDR	July 2013	39.00	(51,183)
8,567	PowerShares QQQ Trust, Series 1	July 2013	71.00	(963,787)
388	ProShares Ultra QQQ	July 2013	65.00	(75,660)
405	ProShares Ultra S&P500	July 2013	76.00	(102,465)
9,161	SPDR S&P 500 ETF Trust	July 2013	161.00	(1,809,297)
3,945	Technology Select Sector SPDR	July 2013	31.00	(88,763)
	Total Value of Options Written – (2.0%)
	(Premiums received $3,156,094)			$(3,369,465)

S&P – Standard & Poor’s

(a) Securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.

(b) Non-income producing security.

See notes to financial statements.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 9

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2013

Assets
Investments, at value (cost $240,158,155)	$243,497,878
Dividends receivable	1,116,696
Other assets	38,250
Total assets	244,652,824
Liabilities
Borrowings	71,000,000
Options written, at value (premiums received of $3,156,094)	3,369,465
Custodian bank	449,143
Advisory fee payable	157,382
Interest due on borrowings	6,650
Administration fee payable	5,167
Accrued expenses	102,781
Total liabilities	75,090,588
Net Assets	$169,562,236
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
19,054,684 shares issued and outstanding	$190,547
Additional paid-in capital	241,111,219
Net unrealized appreciation on investments and options	3,126,352
Accumulated net investment loss	(9,140,256)
Accumulated net realized loss on investments and options	(65,725,626)
Net Assets	$169,562,236
Net Asset Value (based on 19,054,684 common shares outstanding)	$8.90

See notes to financial statements.

10 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended June 30, 2013 (Unaudited)	June 30, 2013

Investment Income
Dividends	$1,372,955
Total income		$1,372,955
Expenses
Advisory fee	1,012,280
Interest expense	235,563
Professional fees	65,592
Trustees’ fees and expenses	33,667
Fund accounting	31,728
Administration fee	29,924
Printing expense	23,544
Custodian fee	13,019
Insurance	12,633
NYSE listing fee	10,586
Transfer agent fee	9,063
Miscellaneous	1,840
Total expenses		1,479,439
Advisory fees waived		(112,476)
Net expenses		1,366,963
Net investment income		5,992
Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on:
Investments		$23,099,471
Options		(17,073,238)
Net change in unrealized appreciation (depreciation) on:
Investments		3,340,893
Options		(917,740)
Net realized and unrealized gain on investments and options		8,449,386
Net Increase in Net Assets Resulting from Operations		$8,455,378

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS	June 30, 2013

	For the
	Six Months Ended	For the
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$5,992	$(2,024,367)
Net realized gain on investments and options	6,026,233	15,530,979
Net change in unrealized appreciation (depreciation) on investments and options	2,423,153	(1,696,367)
Net increase in net assets resulting from operations	8,455,378	11,810,245
Distributions to Shareholders
From and in excess of net investment income	(9,146,248)	(18,289,205)
Capital Share Transactions
Net proceeds from common shares issued through dividend reinvestment	–	64,197
Net increase from capital share transactions	–	64,197
Total decrease in net assets	(690,870)	(6,414,763)
Net Assets
Beginning of period	170,253,106	176,667,869
End of period (including accumulated distributions in excess of net investment
income of $(9,140,256) and $0, respectively)	$169,562,236	$170,253,106

See notes to financial statements.

12 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended June 30, 2013 (Unaudited)	June 30, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$8,455,378
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(3,340,893)
Net change in unrealized depreciation on options	917,740
Net realized gain on investments	(23,099,471)
Net realized loss on options	17,073,238
Purchase of long-term investments	(650,422,336)
Proceeds from sale of long-term investments	664,800,418
Net sale of short-term investments	796,565
Cost of written options closed	(31,503,344)
Premiums received on options written	17,070,594
Increase in dividends receivable	(975,030)
Increase in other assets	(6,684)
Increase in custodian bank	449,143
Decrease in interest due on borrowings	(52,315)
Decrease in advisory fee payable	(4,027)
Decrease in administration fee payable	(139)
Decrease in accrued expenses	(12,589)
Net Cash Provided by Operating Activities	$146,248
Cash Flows From Financing Activities:
Proceeds from borrowings	108,000,000
Payments on borrowings	(99,000,000)
Distributions to shareholders	(9,146,248)
Net Cash Used In Financing and Investing Activities	(146,248)
Net change in cash	–
Cash at Beginning of Period	–
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$287,878
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the year	$2,273,212

See notes to financial statements.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 13

FINANCIAL HIGHLIGHTS	June 30, 2013

	For the
	Six Months		For the		For the		For the		For the	For the
	Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
Per share operating performance	June 30, 2013		December 31,		December 31,		December 31,		December 31,	December 31,
for a share outstanding throughout the period	(Unaudited)		2012		2011		2010		2009	2008
Net asset value, beginning of period	$8.93		$9.27		$9.64		$9.40		$10.24	$17.79
Income from investment operations
Net investment income (loss)(a)	–	(b)	(0.11)		0.01		(0.01)		0.04	0.05
Net realized and unrealized gain (loss) on
investments, futures, options, securities sold
short, forwards and foreign currency	0.45		0.73		0.58		1.21		0.24	(6.00)
Total from investment operations	0.45		0.62		0.59		1.20		0.28	(5.95)
Distributions to Shareholders
From and in excess of net investment income	(0.48)		(0.96)		(0.96)		(0.50)		–	(0.14)
Return of capital	–		–		–		(0.46)		(1.12)	(1.46)
Total distributions to shareholders	(0.48)		(0.96)		(0.96)		(0.96)		(1.12)	(1.60)
Net asset value, end of period	$8.90		$8.93		$9.27		$9.64		$9.40	$10.24
Market value, end of period	$8.83		$8.20		$8.16		$9.33		$8.52	$7.98
Total investment return (c)
Net asset value	4.98%		6.60%		6.78%		13.95%		3.51%	-35.09%
Market value	13.55%		11.52%		-2.42%		22.18%		22.85%	-39.88%
Ratios and supplemental data
Net assets, end of period (thousands)	$169,562		$170,253		$176,668		$183,257		$178,680	$194,666
Ratios to average net assets:
Net operating expense ratio, including fee	1.28	%(e)	1.38%		1.38%		1.57%		1.77%	1.41%
waivers
Interest expense	0.27	%(e)	0.35%		0.28%		0.16%		N/A	N/A
Dividends paid on securities sold short	N/A		N/A		N/A		0.07%		0.65%	0.85%
Total net expense ratio	1.55	%(d)(e)	1.73	%(d)	1.66	%(d)	1.80	%(d)	2.42%	2.26%
Gross operating expense ratio, excluding fee	1.41	%(e)	1.52%		1.51%		1.64%		1.77%	1.41%
waivers
Interest expense	0.27	%(e)	0.35%		0.28%		0.16%		N/A	N/A
Dividends paid on securities sold short	N/A		N/A		N/A		0.07%		0.65%	0.85%
Total gross expense ratio	1.68	%(d)(e)	1.87	%(d)	1.79	%(d)	1.87	%(d)	2.42%	2.26%
Net investment income (loss) ratio	0.01	%(e)	(1.13)%		0.12%		(0.15)%		0.38%	0.36%
Net investment income (loss) ratio, excluding fee waivers	(0.12	)%(e)	(1.27)%		(0.01)%		(0.22)%		0.38%	0.36%
Portfolio turnover(f)	288%		705%		405%		497	%(g)	256%	223%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$71,000		$62,000		$42,000		$50,500		N/A	N/A
Asset Coverage per $1,000 of indebtedness(h)	$3,388		$3,746		$5,206		$4,629		N/A	N/A

N/A Not applicable

(a) Based on average shares outstanding during the period.

(b) Less than $0.01.

(c) Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d) The ratios of total expenses to average net assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.22% for the six months ended June 30, 2013, and 0.25%, 0.21%, and 0.28% for the years ended December 31, 2012, 2011 and 2010, respectively.

(e) Annualized.

(f) Portfolio turnover is not annualized for periods of less than one year.

(g) The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

(h) Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

14 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2013

Note 1 – Organization:

Guggenheim Enhanced Equity Income Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments and Derivatives
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued, or if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange traded options are valued at the mean between the last available bid and asked prices on the principal exchange on which they are traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using independent pricing providers who employ various observable market inputs. The Fund did not have any Level 2 or Level 3 securities during the period ended June 30, 2013.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Exchange-Traded Funds $	$243,498	$–	$–	$243,498
Total	$243,498	$–	$–	$243,498
Liabilities:
Call Options Written	$3,369	$–	$–	$3,369
Total	$3,369	$–	$–	$3,369

There were no transfers between levels for the period ended June 30, 2013.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2013

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options
The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates. Both GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a diversified financial services firm.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund have contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Advisor pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

Prior to May 14, 2013, under a separate Fund Administration Agreement, (the “Administration Agreement”) the Adviser provided fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”) to replace the Adviser as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC. There is no impact to the Fund as a result of this change.

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. On May 14, 2013, the Board of Trustees approved RFS to replace BNY as the Fund’s accounting agent effective January 1, 2014.

16 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2013

Certain officers of the Fund are also officers, directors and/or employees of the Adviser. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser or GPIM.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of June 30, 2013 is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on	Depreciation on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$248,062,045	$3,924,458	$(8,488,625)	$(4,564,167)	$(213,371)

The differences between book and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Tax components of the following balances as of December 31, 2012 (the most recent fiscal year end for federal income tax purposes) are as follows:

December 31, 2012
Accumulated Capital and Other Losses	$(63,847,969)

For the year ended December 31, 2012, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2012
Ordinary Income*	$18,289,205
*Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

During the period ended June 30, 2013, distributions of $9,146,248 were paid to the shareholders. The classification of these distributions for federal income tax purposes will be determined after December 31, 2013.

As of December 31, 2012, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $60,614,489 available to offset possible future capital gains.

As of December 31, 2012, for federal income tax purposes, the Fund utilized $19,900,423 of CLCF. Of the CLCF, $60,614,489 is set to expire on December 31, 2017. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.When the Fund utilizes CLCF’s to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

For the period ended June 30, 2013, purchases and sales of investments, excluding written options and short-term securities, were $650,422,336 and $664,800,418, respectively.

Note 6 – Derivatives:

The Fund employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written call option contracts for the period ended June 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	21,738	$2,788,818
Options written, during the period	182,504	17,070,594
Options expired, during the period	(28,363)	(1,744,255)
Options closed, during the period	(120,330)	(12,685,851)
Options assigned, during the period	(27,583)	(2,273,212)
Options outstanding, end of period	27,966	$3,156,094

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2013

Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2013.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk	N/A	$ –	Options written, at value	$3,369
Total		$ –		$3,369

The following table presents the effect of derivatives on the Statement of Operations for the period ended June 30, 2013.

Effect of Derivative Instruments on the Statement of Operations ($000s):
Net Change in
	Amount of Net	Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation)
	Derivatives	on Derivatives
	Options	Options
Equity risk	$(17,073)	$(918)
Total	$(17,073)	$(918)

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,054,684 issued and outstanding.

Transactions in common shares were as follows:

	Period
	Ended	Year Ended
	June 30,	December 31,
	2013	2012
Beginning shares	19,054,684	19,047,826
Shares issued through dividend reinvestment	–	6,858
Ending shares	19,054,684	19,054,684

Note 8 – Borrowings:
On June 22, 2010, the Fund entered into a committed credit facility agreement with an approved counterparty. The counterparty has agreed to provide secured financing to the Fund up to a maximum of $85,000,000 and the Fund will provide pledged collateral to the counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of June 30, 2013, there was $71,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility at June 30, 2013, was $49,337,017 with a related average interest rate of 0.95%. The maximum amount outstanding during the period was $71,000,000. As of June 30, 2013, the market value of the securities segregated as collateral is $243,497,878.

The credit facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

18 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	June 30, 2013

Federal Income Tax Information

In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 3, 2013. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:
	# of Shares in Favor	# of Shares Withheld
Donald C. Cacciapaglia	17,183,118	306,593
Robert B. Karn III	17,171,102	318,609
Ronald E. Toupin, Jr.	17,195,927	293,784

The other Trustees of the Fund whose terms did not expire in 2013 are Randall C. Barnes, Roman Friedrich III and Ronald A. Nyberg.

Trustees

The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Fund Complex***	Other Directorships
with Registrant	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President &	50	None
Year of Birth: 1951		Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo., Inc. (1987-1990).
Roman Friedrich III	Since 2011	Founder and President of Roman Friedrich & Company, a US and	46	Director of First Americas Gold
Year of Birth: 1946		Canadian-based business, which provides investment banking to the		Corp. (2012-present), Zincore
Trustee		mining industry (1998-present). Formerly, Senior Managing		Metals, Inc. (2009–present).
		Director of MLV & Co., LLC, an investment bank and institutional		Previously, Director of Blue Sky
		broker-dealer specializing in capital intensive industries such as energy,		Uranium Corp. (formerly Windstorm
		metals and mining (2010-2011).		Resources Inc.) (April 2011–July
2012); Director of Axiom Gold and
Silver Corp. (2011-2012), Stratagold
Corp.(2003-2009); Gateway Gold
Corp. (2004-2008) and GFM
Resources Ltd. (2005-2010).
Robert B. Karn III	Since 2011	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and	46	Director of Peabody Energy
Year of Birth: 1942		Managing Partner, Financial and Economic Consulting, St. Louis		Company (2003-present) and GP
Trustee		office (1987-1997).		Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	52	None
Year of Birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2005	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	49	Trustee, Bennett Group of Funds
Year of Birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice		(2011-present).
Trustee, Chairman		President of Nuveen Investment Advisory Corp. (1992-1999), Vice
President and Manager of Nuveen Unit Investment Trusts (1991-1999),
and Assistant Vice President and Portfolio Manager of Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 19

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2013

Name, Address*,			Number of
Year of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Fund Complex***	Other Directorships
with Registrant	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present);	214	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Chief Executive Officer of Guggenheim Funds Services, LLC (2012-		Rydex ETF Trust, Rydex Series
Trustee,		present); Chief Executive Officer (2012-present) and President (2010-		Funds and Rydex Variable Trust
Chief Executive Officer		present), Guggenheim Funds Distributors, LLC and Guggenheim		(2012-present); Independent Board
		Funds Investment Advisors, LLC; Chief Executive Officer of certain		Member, Equitrust Life Insurance
		funds of the Fund Complex (2012-present); President and Director		Company, Guggenheim Life and
		of SBL Fund, Security Equity Fund, Security Income Fund,		Annuity Company, and Paragon Life
		Security Large Cap Value Fund, and Security Mid Cap Growth		Insurance Company of Indiana
		Fund (2012-present); President, CEO and Trustee of Rydex		(2011-present).
Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and
Rydex Variable Trust (2012-present). Formerly, Chairman and CEO of
Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	Each Trustee serves a three-year term concurrent with the class of Trustees for which he serves:

-	Messrs. Barnes and Cacciapaglia are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

-	Messrs. Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

-	Messrs. Karn and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

Executive Officers

The executive officers of the Guggenheim Enhanced Equity Income Fund who are not trustees and their principal occupations during the past five years:

Name, Address*,	Term of Office**
Year of Birth and	and Length
Position(s) Held	of Time	Principal Occupations During the Past Five Years and
with Registrant	Served	Other Affiliations
Officers:
Amy J. Lee	Since 2012***	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC
Year of Birth: 1961		(2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate
Chief Legal Officer		General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-
2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust
(2008-present). Officer of certain funds in the Fund Complex (2012-present).
John Sullivan	Since 2010	Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer,
Year of Birth: 1955		Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer,
Chief Financial		Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief
Officer, Chief Accounting		Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Officer and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief
Year of birth: 1966		Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund
Chief Compliance Officer		& Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012);
Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and
Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011);
Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund
Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2007	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds
Year of Birth: 1978		in the Fund Complex.
Secretary

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.
***	Effective February 12, 2013.

20 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2013

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 21

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	June 30, 2013

Guggenheim Enhanced Equity Income Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners” and referred to herein collectively with its subsidiaries and affiliates as “Guggenheim”), a diversified financial services firm, serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision of the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”) and GFIA, GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.

At meetings held in person on April 18, 2013 (the “April Meeting”) and on May 14, 2013 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”), met independently of Fund management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel, the Committee Chair and the Board Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Adviser, on behalf of itself and the Sub-Adviser, provided information in response to requests for certain additional information following the April Meeting.

Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Adviser in connection with the Investment Advisory Agreement and information about the compliance and risk management programs of the Adviser and the Sub-Adviser.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term (the “Renewal Term”).

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser (collectively, “Guggenheim Funds”). In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by the Adviser to the Fund. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Independent Trustees also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the

22 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	June 30, 2013

Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA and proposed to be provided during the Renewal Term by GFIA’s affiliate, Rydex Fund Services, LLC (“RFS”), utilizing the same Guggenheim personnel previously responsible for fund administration.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning the Adviser, as well as its discussions with the Chief Financial Officer of GFIA.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the one-year, three-year and five-year periods ended December 31, 2012. The Committee compared the Fund’s performance to the performance of a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) for the same time periods. The Committee noted the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that, among other things, under normal market conditions, are less than 80% covered with options, are less that 80% domestic, primarily write options or individual equities or are sector-oriented. Consequently, the peer group of funds included other closed-end funds that generally invest a majority of their assets in equity securities with a similar covered call strategy. In assessing the peer group constituents and both the comparative performance and fee data presented (including in the FUSE reports), the Committee considered management’s discussion of the challenges of developing a relevant peer group for the Fund, in that the enhanced equity strategy implemented by GPIM for the Fund is not similarly replicated by any other non-Guggenheim managed closed-end fund.

The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of seeking to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Committee also considered the Fund’s use of leverage, the cost of the leverage as of December 31, 2012, and information received at quarterly Board meetings regarding the impact of leverage. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Committee also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Committee noted that although the Fund’s expense ratio was above the median expense ratio of the peer group of funds, none of the other unaffiliated funds within the peer group of funds employ leverage and importantly, the Fund’s net expense ratio excluding interest expenses was in line with the peer group median net expense ratio. In addition, the Committee noted the Fund’s relatively small size as compared to the peer group of funds and the impact of the size differential on the expense ratio related to fixed expenses. Finally, the Committee observed that the Fund’s net advisory fee (applicable to managed assets) reflected the Adviser’s agreement to waive ten basis points of its advisory fee for so long as an affiliate of the Adviser serves as sub-adviser to the Fund.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby its affiliates RFS and GPIM, respectively, will receive administrative services fees from serving as administrator and receives sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. The Committee further noted that due to the Fund’s closed-end structure, new shares are not continuously offered. As a result, the Committee concluded that breakpoints were not warranted at this time.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 23

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	June 30, 2013

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. The Committee considered the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, and the Committee reviewed the balance sheet and income statement of the Sub-Adviser.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that although the Fund underperformed the average return of its peer group of funds on an NAV basis for the one-year and five-year periods, the Fund outperformed the average return of the peer group of funds for the three-year period ended December 31, 2012, on both an NAV and market price basis. The Committee also took into account management’s explanation that the Fund’s strategy was hampered in 2012 by a market environment which generated two significant corrections, a 9.6% decline in the spring and a 7.3% decline in the fall, but wherein implied volatility generally was below historic averages, providing less of a cushion for these corrections. Also, the Committee considered, as noted, that the other funds in the peer group of funds do not employ leverage and thus, during the spring and fall market declines the Fund’s leverage caused it to experience a greater decline than the peer group’s decline. In this connection, the Committee noted management’s belief that leverage may enable the Fund to outperform the peer group of funds during market advances, creating the potential for long-term outperformance. In addition, the Committee observed that the Fund’s performance on a NAV basis exceeded the return of the CBOE BuyWrite Index for the one-year and three-year periods ended December 31, 2012, while lagging the return of the S&P 500 over the same periods. Moreover, the Committee considered that since GPIM assumed management of the Fund, it has achieved an annualized NAV return of 11.28%, lagging the S&P 500’s 12.69% return, but exceeding the BuyWrite Index’s 8.21% and ranking second in its peer group of funds behind another Guggenheim Fund, Guggenheim Enhanced Equity Strategy Fund.

The Committee also evaluated Fund information provided by management concerning the Fund’s price movement, premium/discount data, sector allocation and history, peer group overview and detailed performance analysis.

In light of all of the foregoing, the Committee determined that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2012. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies. The Committee noted that the Fund’s sub-advisory fee is representative of the Sub-Adviser’s standard client pricing for equity investing.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions
Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Further, at its May 14, 2013, meeting, upon the recommendation of the Committee, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

24 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

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FUND INFORMATION	June 30, 2013

Board of Trustees	Officers	Investment Adviser	Accounting Agent and
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Custodian
	Chief Executive Officer	Investment	The Bank of
Donald C. Cacciapaglia*		Advisors, LLC	New York Mellon
	Amy J. Lee	Lisle, Illinois	New York, New York
Roman Friedrich III	Chief Legal Officer
		Investment Sub-Adviser	Legal Counsel
Robert B. Karn III	John Sullivan	Guggenheim Partners	Skadden, Arps, Slate,
	Chief Financial Officer,	Investment	Meagher & Flom LLP
Ronald A. Nyberg	Chief Accounting Officer	Management, LLC	New York, New York
	and Treasurer	Santa Monica, California
Ronald E. Toupin, Jr.,			Independent Registered
Chairperson	Joanna M. Catalucci	Administrator	Public Accounting Firm
	Chief Compliance	Rydex Fund Services, LLC	Ernst & Young LLP
* Trustee is an “interested	Officer	Rockville, Maryland	Chicago, Illinois
person” (as defined in
Section 2(a)(19) of the	Mark E. Mathiasen
1940 Act) (“Interested	Secretary
Trustee”) of the Trust
because of his position as
the President and CEO of
the Adviser.

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at www.guggenheiminvestments/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

If the Shareholders of any class or series of Shares are entitled to elect one or more Trustees, only such persons who are holders of record of such class or series of shares at the time notice is provided with regards to the Annual Meetings of Shareholders shall be entitled to nominate persons for election as a Trustee by such class or series of Shares voting separately.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 27

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC (08/13)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE	CEF -GPM -SAR -0613

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)    Not applicable.

(b)         Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:        /s/ Donald C. Cacciapaglia

Name:   Donald C. Cacciapaglia

Title:     Chief Executive Officer

Date:    September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Donald C. Cacciapaglia

Name:   Donald C. Cacciapaglia

Title:     Chief Executive Officer

Date:    September 4, 2013

By:        /s/ John L. Sullivan

Name:   John L. Sullivan

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    September 4, 2013